EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of COMC, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and

Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I,

Janice B. Fuellhart, Chief Executive Officer of the Company, certify, that to the best of my knowledge:

          (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in allmaterial respects, the financial condition and results of operations of the Company.

/s/ Janice B. Fuellhart

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Janice B. Fuellhart

Chairman, Chief Executive Officer and President

August 18, 2003

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A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN

PROVIDED TO COMC, INC. AND WILL BE RETAINED BY COMC, INC. AND FURNISHED TO THE

SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST